Exhibit (24)


                 FIRST UNION CORPORATION

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-8 relating to the issuance under the Corporation's 1994 Employee Stock Purchase Plan of up to 4,000,000 shares of Common Stock of the Corporation, together with the rights attached thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and to sign any and all amendments to such Registration Statement.


Signature                               Capacity

/s/ Edward E. Crutchfield, Jr.          Chairman and Chief
Edward E. Crutchfield, Jr.                Executive Officer and
                                          Director

/s/ Robert T. Atwood                    Executive Vice President
Robert T. Atwood                          and Chief Financial
                                          Officer

/s/ James H. Hatch                      Senior Vice President and
James H. Hatch                            Corporate Controller
                                          (Principal Accounting
                                          Officer)

/s/ G. Alex Bernhardt                   Director
G. Alex Bernhardt


/s/ W. Waldo Bradley                    Director
W. Waldo Bradley


/s/ Robert J. Brown                     Director
Robert J. Brown


/s/ Robert D. Davis                     Director
Robert D. Davis


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/s/ R. Stuart Dickson                   Director
R. Stuart Dickson


/s/ B.F. Dolan                          Director
B. F. Dolan


/s/ Roddey Dowd, Sr.                    Director
Roddey Dowd, Sr.


/s/ John R. Georgius                    Director
John R. Georgius


/s/ William N. Goodwin, Jr.             Director
William N. Goodwin, Jr.


/s/ Brenton S. Halsey                   Director
Brenton S. Halsey


/s/ Howard H. Haworth                   Director
Howard H. Haworth


/s/ Torrence E. Hemby, Jr.              Director
Torrence E. Hemby, Jr.

/s/ Leonard G. Herring                  Director
Leonard G. Herring


/s/ Jack A. Laughery                    Director
Jack A. Laughery


/s/ Max Lennon                          Director
Max Lennon


/s/ Radford D. Lovett                   Director
Radford D. Lovett

/s/ Henry D. Perry, Jr.                 Director
Henry D. Perry, Jr.


/s/ Randolph N. Reynolds                Director
Randolph N. Reynolds


/s/ Ruth G. Shaw                        Director
Ruth G. Shaw



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



/s/ Lanty L. Smith                      Director
Lanty L. Smith


/s/ Dewey L. Trogdon                    Director
Dewey L. Trogdon


/s/ John D. Uible                       Director
John D. Uible


/s/ B.J. Walker                         Director
B.J. Walker


/s/ Kenneth G. Younger                  Director
Kenneth G. Younger


February 15, 1994
Charlotte, NC


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